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                                                                    Exhibit 23.1

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 33-77300, 33-80155, 33-353181 and 33-363345 on Forms S-8 and
No. 33-96766 on Form S-3 of SangStat Medical Corporation of our report dated February 2, 199appearing in this Annual Report of Form 10-K of SangStat Medical Corporation for the year ended December 31, 1998.

/s/ DELOITTE & TOUCHE LLP
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DELOITTE & TOUCHE LLP
San Jose, California
March 30, 1999